File Number 33-21534
Amendment to the Prospectus
By Supplement
Pursuant to Rule 497(e)

SUPPLEMENT TO ENTERPRISE ACCUMULATION
TRUST PROSPECTUS DATED MAY 1, 2002.

Effective November 29, 2002, Michele A.
Ward became co-portfolio manager of the
Growth and Income Portfolio.  She is
Senior Vice President and Senior
Investment Officer of Retirement System
Investors Inc. ("RSI"), the portfolio
manager.  She has more than 10 years'
investment industry experience and
joined RSI in her current position
in 2002.  Prior to joining RSI, she
worked for 9 years at Columbus Circle
Investors.

Also, effective November 29, 2002, the
name of the portfolio manager of the
Equity Income Portfolio, 1740 Advisers,
Inc., changed to Boston Advisors, Inc.
John V. Rock continues to be responsible for day-to-day management of the Portfolio.
He serves as Senior Vice President and
Director of Value Management
of Boston Advisors, Inc.

November 29, 2002